Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
20.	SUBSEQUENT EVENTS

On December 18, 2025, the Company entered into a definitive arrangement agreement with Bear Creek Mining Corporation (“Bear Creek”) to acquire all issued and outstanding common share of Bear Creek (“Bear Creek Shares”) that it does not already own by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia), pursuant to which Bear Creek shareholders will receive 0.1175 Highlander common shares per Bear Creek Share and are expected to own approximately 18% of the combined company upon closing (the “Transaction”). In connection with the Transaction, Highlander completed an $18 million private placement in Bear Creek in January 2026 and entered into agreements to settle Bear Creek’s outstanding debt and streaming obligations, conditional upon closing. On January 9, 2026, the agreement was amended to remove the requirement for a Highlander shareholder meeting; all other material terms remain unchanged. The Transaction was completed on February 26, 2026. In connection with the closing, Highlander issued 36,225,457 common shares to the former shareholders of Bear Creek. The Company has determined that the Transaction represents a business combination with the Company identified as the acquirer. During the fifteen months ended December 31, 2025, the Company incurred transaction costs of $511,471 for due diligence and related legal expenses to support the Transaction. As the Transaction was completed on February 26, 2026, and the financial information required to complete the business combination accounting has not yet been finalized, the Company has not yet completed the initial accounting for the acquisition, including the preliminary allocation of the purchase price to the identifiable assets acquired and liabilities assumed.

On January 30, 2026, the Company closed a non-brokered private placement with Mr. Eric Sprott, pursuant to which the Company issued 8,060,226 common shares of the Company at a price of $6.80 per common share for aggregate gross proceeds of US$40,000,000. The Company incurred share issuance costs of $376,914 in connection with the financing.

On March 6, 2026, the Company received approval to list its common shares on the NYSE American LLC. The Company’s common shares commenced trading on March 11, 2026, under the symbol “HSLV”. The Company remains listed on the Toronto Stock Exchange under the same symbol.